UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2019

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a-b) At the Annual Shareholders meeting held on April 24, 2019, Winmark Corporation (the “Company”) submitted to vote of security-holders the following matters that received the indicated votes:

1.	Set the number of members of the Board of Directors at eight:

FOR:	3,165,893
AGAINST:	2,495
ABSTAIN:	161
BROKER NON-VOTE:	368,958

2.	Election of Directors:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
John L. Morgan	3,088,515	80,034	368,958
Lawrence A. Barbetta	3,078,412	90,137	368,958
Jenele C. Grassle	3,017,971	150,578	368,958
Brett D. Heffes	3,093,014	75,535	368,958
Kirk A. MacKenzie	3,093,518	75,031	368,958
Paul C. Reyelts	2,953,724	214,825	368,958
Mark L. Wilson	2,953,724	214,825	368,958
Steven C. Zola	3,075,536	93,013	368,958

3.Advisory vote to approve executive compensation:

FOR:	3,088,916
AGAINST:	76,204
ABSTAIN:	3,429
BROKER NON-VOTE:	368,958

4.Advisory vote on the frequency of advisory votes on executive compensation:

ONE YEAR:	1,538,606
TWO YEARS:	16,059
THREE YEARS:	1,602,408
ABSTAIN:	11,476
BROKER NON-VOTE:	368,958

5.Ratify the appointment of Grant Thornton, LLP as independent registered public accounting firm for the 2019 fiscal year:

FOR:	3,531,758
AGAINST:	4,959
ABSTAIN:	790
BROKER NON-VOTE:	0

Item 7.01Regulation FD Disclosure

On April 24, 2019,  the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.25 per share will be paid on June 3, 2019 to shareholders of record on the close of business on May 8, 2019.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01Other Events

On April 24, 2019,  the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders. The quarterly dividend of $0.25 per share will be paid on June 3, 2019 to shareholders of record on the close of business on May 8, 2019.   Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1	Press Release dated April 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: April 24, 2019	By:	/s/Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer